CASH, CASH EQUIVALENTS AND INVESTMENTS	12 Months Ended
Dec. 31, 2011
CASH, CASH EQUIVALENTS AND INVESTMENTS
CASH, CASH EQUIVALENTS AND INVESTMENTS

NOTE 6—CASH, CASH EQUIVALENTS AND INVESTMENTS

        Cash and cash equivalents, consisting primarily of bank deposits and money market funds, are recorded at cost which approximates fair value because of the short-term nature of these instruments. There were no available-for-sale securities included in cash and cash equivalents at December 31, 2011 or December 31, 2010.

        Short-term investments consist of bank notes of $2.4 million and $0.5 million at December 31, 2011 and December 31, 2010, respectively. The Company accepts bank notes receivable with maturity dates of between three and six months from its customers in China in the normal course of business. The Company may discount these bank notes with banking institutions in China. No bank notes were sold during the year ended December 31, 2011 and 2010. The Company sold $9.9 million of bank notes, and recorded costs of less than $0.1 million as a result of discounting the notes during 2009.

        The Company recognizes an impairment charge when a decline in the fair value of its investments below the cost basis is judged to be other-than-temporary. In making this determination, the Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company's intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value.

        There were no available-for-sale securities subject to fair value accounting at December 31, 2011 and 2010. All long-term investments at December 31, 2011 and 2010 were in privately-held companies and were accounted for under the cost or equity method.

        The following table shows the break-down of the Company's total long-term investments as of December 31, 2011 and December 31, 2010:

	December 31, 2011	December 31, 2010
	(in thousands)
Cortina	$3,348	$3,348
GCT SemiConductor, Inc.	3,000	3,000
Xalted Networks	1,133	1,583
SBI	1,945	1,233
ACELAND	2,109	2,109
Shareholder Loan to ACELAND	7,119	—
Beijing Bodashutong Technology	572	—

Total equity securities	$19,226	$11,273

Cortina

        In September 2004, the Company invested $2.0 million in Series A preferred stock of ImmenStar, Inc., or ImmenStar. ImmenStar was a development stage company that designed a chip that was used in the Company's product. This investment was accounted for under the cost method. In February 2007, ImmenStar was acquired by Cortina Systems, Inc., or Cortina. In exchange for the Company's investment in ImmenStar, the Company received 3.6 million shares of Series D Preferred Stock of Cortina at $0.837 per share, $1.8 million cash in March 2007 and received an additional 0.4 million shares of Series D Preferred Stock at $0.837 per share and $0.2 million cash from escrow during 2008. As a result of the acquisition, the Company recorded a gain on investment of $2.8 million, in other income, net in 2007 and $0.5 million in 2008. The Company owns approximately 1% interest of Cortina at both December 31, 2011 and 2010 and accounts for the investment in Cortina using the cost method.

GCT Semiconductor

        In October 2004, the Company invested $3.0 million in Series D preferred stock of GCT Semiconductor, Inc., or GCT. This investment represents approximately a 2% interest in GCT Semiconductor, Inc., which designs, develops and markets integrated circuit products for the wireless communications industry. This investment is accounted for under the cost method.

Xalted Networks, or Xalted

        In May 2005 and August 2005, the Company invested $2.0 million and $1.0 million, respectively, in Xalted. In March 2006, the Company invested an additional $0.3 million in Xalted. Xalted is a development stage company providing telecommunication operator customers with a comprehensive set of network systems, software solutions and service offerings. The Company had less than a 10% ownership interest at December 31, 2011 and 2010, on a fully diluted basis, in Xalted and accounts for the investment using the cost method. During the third quarter of 2009, management re-evaluated the carrying value of this investment, including reviewing Xalted's cash position, recent financing activities, financing needs, earnings/revenue outlook, operational performance, and competition. Based on this review, the Company determined that the decline in Xalted's fair value was other-than-temporary and recorded a $1.7 million impairment charge for this investment in other income, net in the third quarter of 2009. In the second quarter of 2011, Xalted completed a share exchange agreement with Kranem Corporation, or Kranem, a public company listed in Over the Counter Bulletin Board. This transaction was recorded as a reverse recapitalization. As a result of this transaction, Xalted became a holding company which did not have any operations other than owning 35% of the issued and outstanding shares of Kranem. In the fourth quarter of 2011, the Company reassessed the fair value of its investment in Xalted (level 2 within fair value hierarchy) based on the share price of Kranem, and as a result recorded a $0.5 million impairment charge in other income (expense), net due to an other-than-temporary decline in the fair value of Xalted.

SBI NEO Technology A Investment LPS, or SBI

        In 2008, the Company invested $0.5 million into SBI in exchange for approximately 2% of the Partnership interest. The Partnership's investment objective is to invest in unlisted or listed companies in Japan and overseas that are engaged in high growth businesses, including businesses focused on information technology and the environment. In the first quarter of 2010 and 2011, the Company contributed an additional $0.7 million and $0.7 million into SBI, respectively, and maintained a partnership interest of 2% as of December 31, 2011. The Company has concluded that it does not have a controlling interest in SBI as it does not have the power to direct the activities of SBI that most significantly impact the entity's economic performance. Affiliates of a related party have a controlling interest in SBI. See "Note 20—Related Party Transactions." The Company accounts for the investment in SBI using the cost method.

ACELAND Investment Limited

        In December 2010, the Company invested $2.1 million into ACELAND. ACELAND is a joint venture entity with ZTE H.K. Limited. The entity's investment objective is to participate in the investment in Wireless City Planning operated by Softbank to develop XGP business. Pursuant to the investment agreement, in the second quarter of 2011, the Company extended a shareholder loan to ACELAND in the amount of $7.1 million which could be used by ACELAND to subscribe for Class B Wireless City Planning shares. The shareholder loan was made by all shareholders of ACELAND in proportion to their equity interests in ACELAND. Based on the terms of the loan which make repayment contingent on certain events, the Company accounted for it as an equity investment.

        The Company owned approximately 35% interest in ACELAND at December 31, 2011 and accounts for the investment in ACELAND using the equity method.

Beijing Bodashutong Technology Development Co. Ltd.

        In December 2011, the Company invested $0.6 million into Beijing Bodashutong Technology Development Co. Ltd, or Bodashutong, through its subsidiaries, Shidazhibo (Beijing) Culture and Media Co. Ltd. and UTStarcom (China) Co., Ltd., with the investment objective of providing broadband solutions and comprehensive telecom technology services for a new affordable housing development in Beijing, China. The Company owned 30% equity interest of Bodashutong as of December 31, 2011, and accounts for this investment using the equity method.

  Fair Value Measurements

        Pursuant to the accounting guidance for fair value measurements and its subsequent updates, fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. The accounting guidance also establishes a three-tier fair value hierarchy which requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. The fair value hierarchy prioritizes the inputs into three levels that may be used in measuring fair value as follows:

  Level 1—observable inputs such as quoted prices in active markets for identical assets or liabilities.

  Level 2—inputs other than the quoted prices in active markets for identical assets or liabilities that are observable either directly or indirectly.

  Level 3—unobservable inputs based on the Company's assumptions.

        In January 2010, the FASB issued amended standards that require additional fair value disclosures. These disclosure requirements are effective in two phases. In the first quarter of 2010, the Company adopted the requirements for disclosures about inputs and valuation techniques used to measure fair value as well as disclosures about significant transfers between hierarchy levels. Beginning in the first quarter of 2011, these amended standards require presentation of disaggregated activity within the reconciliation for fair value measurements using significant unobservable inputs (Level 3). These amended standards did not significantly impact the Company's consolidated financial statements.

        The Company's financial instruments consist principally of cash and cash equivalents, short-term investments, restricted cash, accounts receivable, accounts payable and certain accrued expenses. Short-term investments are limited to bank notes with original maturities longer than three months and less than one year. As of December 31, 2011 and 2010, the respective carrying values of financial instruments approximated their fair values based on their short-term maturities.

        Financial assets measured and recognized at fair value on a recurring basis and classified under the appropriate level of the fair value hierarchy as described above were as follows:

	Level 1	Level 2	Level 3	Total
	(in thousands)
As of December 31, 2011
Short-term investment	2,372	—	—	2,372
As of December 31, 2010
Short-term investment	546	—	—	546

        As of December 31, 2011 and 2010, the Company's financial assets measured on a non-recurring basis included $19.2 million and $11.3 million equity investment in private-held companies, respectively.